Exhibit 10.165

A.N.: 130339

AMD_ 00289245.0

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. *** INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT

Date of Amendment: July 26, 2021

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:

•	MSCI China Technology Sub-Industries Select Capped Index

or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee fund (a “Fund” as such term is defined in the Agreement):

•	iShares MSCI China Multisector Tech ETF

or such other names as agreed by Licensee and MSCI in writing.

The Fund identified above shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a *** license fee ********************. The *** license fee shall be calculated as ********************:

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For the avoidance of doubt, the ****** shall be ******.  For example, ****************************************.

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Notwithstanding anything to the contrary, if during any relevant period ********************for the Fund shall equal ********************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the Fund based on the Index.

c.

If Licensee delists the Fund identified above or changes the underlying Index for the Fund, Licensee’s right to use the Index set forth in Section 1 with respect to the Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors By /s/ Ruth Weiss Name Ruth Weiss Title Managing Director Date August 3, 2021	MSCI Inc. By /s/ Joke Jacinto Name Joke Jacinto Title Executive Director Date August 5, 2021

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